UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2026

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, Suite 850 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                        ☐

Item 1.01 Entry into a Material Definitive Agreement

American Shared Hospital Services (the “Company”) is a party to a Proton Beam Radiation Therapy Lease Agreement dated October 18, 2006, as amended by Amendment One to Proton Beam Radiation Therapy Lease Agreement dated effective as of August 12, 2012 (the “Lease”), under which it leases a proton beam radiation therapy system to Orlando Health, Inc. (“Orlando Health”). On March 13, 2026, the Company and Orlando Health entered into Amendment Two to Proton Beam Radiation Therapy Lease Agreement (the “Amendment”). The Amendment extends the term of the Lease for an additional seven years commencing April 6, 2026 through April 5, 2033 (the “Extended Term”), and sets the lease payment terms during the Extended Term based on a technical component collection percentage with that percentage decreasing during certain of the twelve month periods of the Extended Term. The Amendment amends certain other terms of the Lease and sets forth certain agreements between the parties with respect to the leased equipment, including (i) an option granted to Orlando Health whereby it may elect to purchase the leased equipment at the end of the lease term, including setting the purchase price and the period in which Orlando Health may exercise its option, (ii) matters related to the Company’s obligation to remove, at its expense, the leased equipment from Orlando Health at the end of the Extended Term in the event Orlando Health does not exercise its purchase option, and certain financial understandings of the parties related to that obligation, and (iii) maintenance and insurance coverage obligations of the parties.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1 †	Amendment Two to Proton Beam Radiation Therapy Lease Agreement effective as of March 13, 2026 by and between American Shares Hospital Services and Orlando Health, Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

†
Certain portions of this exhibit have been omitted because they are not material, would be competitively harmful if publicly disclosed, and are of the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Dated: March 19, 2026	By:	/s/ Raymond C. Stachowiak
Raymond C. Stachowiak
Executive Chairman of the Board